Yanfeng Transactions	12 Months Ended
Dec. 31, 2014
Yanfeng Transactions
NOTE 6. Yanfeng Transactions

On August 12, 2013, Visteon entered into a Master Agreement (the “Master Agreement”) with Huayu Automotive Systems Company Limited (“HASCO”), Yanfeng Visteon Automotive Trim Systems Co., Ltd. (“Yanfeng”) and Yanfeng Visteon Automotive Electronics Co., Ltd. (“YFVE”), pursuant to which, among other things, Visteon and HASCO agreed to modify their existing interests in automobile interiors and electronics joint ventures in the People’s Republic of China, including Yanfeng and YFVE. Pursuant to the Master Agreement, among other transactions, (i) Visteon agreed to sell its 50% ownership interest in Yanfeng for cash of approximately $928 million, (ii) Visteon agreed to sell its ownership interests in other Yanfeng-related interiors joint ventures for additional aggregate cash of approximately $96 million, and (iii) Visteon agreed to subscribe to an additional 11% ownership interest in YFVE for cash of approximately $58 million.

During the fourth quarter of 2013, Visteon completed some of the transactions contemplated under the Master Agreement including, but not limited to, the subscription to an additional 11% ownership interest in YFVE and the sale of its 50% ownership interest in Yanfeng. The Company recorded gains on the transactions completed during the three months ended December 31, 2013, totaling $465 million.

As of December 31, 2014, and in accordance with the Master Agreement, YFVE completed the sale of its ownership interests in certain joint ventures to Yanfeng Visteon Electronics (China) Investment Co., Ltd. ("YFVIC") for cash proceeds of $37 million. No gains or losses were recorded on these transactions by YFVE due to the Company's 50% ownership interest in YFVIC. Differences between carrying value and proceeds on these investments, if any, have been deferred as a basis adjustment to the Company's investment in YFVIC. In October 2014, YFVIC completed the purchase of Yanfeng’s 49% direct ownership in YFVE pursuant to the Master Agreement. The purchase by YFVIC was financed through a shareholder loan from Yanfeng and external borrowings of approximately $40 million which were guaranteed by Visteon. The guarantee contains standard non-payment provisions to cover the borrowers in event of non-payment of principal, accrued interest, and other fees for its five year tenor.

In June 2015, the Company completed the sale of its 12.5% ownership interest in Yangfeng Visteon Jinqiao Automotive Trim Systems Co., Ltd. ("Jinqiao"), a Chinese automotive supplier, as contemplated under the Master Agreement, for proceeds of approximately $91 million and recorded a pre-tax gain of $62 million during the three and six months ended June 30, 2015.

Restructuring of YFVE Electronics Investments

On November 7, 2013, Visteon made a cash payment of $58 million to subscribe to an additional 11% ownership interest in YFVE. This step acquisition increased Visteon's direct ownership interest in YFVE from a non-controlling 40% direct ownership interest to a controlling 51% direct ownership interest. Accordingly, from the date of the step acquisition, the financial position, results of operations and cash flows of YFVE are consolidated into the Visteon financial statements as part of the Electronics business unit. Prior to the step acquisition Visteon accounted for YFVE as a non-consolidated affiliate under the equity method. Visteon applied business combination accounting and consolidated YFVE from November 1, 2013, forward, as activity between that date and the closing date of the acquisition was not material. Visteon determined the purchase price of YFVE to be $293 million, representing the aggregate of the consideration transferred to acquire the additional 11% ownership interest in YFVE, the estimated fair value of Visteon's previous 40% equity interest in YFVE, and the estimated fair value of the 49% non-controlling interest in YFVE, as follows:

November 1, 2013
(Dollars in Millions)
Cash paid for additional 11% interest in YFVE	$58
Fair value of Visteon's previous 40% equity interest in YFVE	97
Fair value of 49% non-controlling interest in YFVE	138
Total YFVE purchase price	$293

The Company remeasured its previously held 40% equity interest in YFVE to fair value, resulting in a gain of $52 million inclusive of approximately $3 million related to foreign currency translation reclassified from AOCI. Visteon also recorded 100% of the identifiable assets and liabilities of YFVE and a non-controlling interest in YFVE, all at respective fair values. Goodwill of $51 million was recorded, representing the excess of the purchase price over the net of the fair values of the identifiable assets and liabilities acquired of $242 million. The fair value of Visteon's previous 40% equity interest in YFVE and the fair value of the 49% non-controlling interest in YFVE were estimated using income and market approaches based on financial analysis methodologies (including the discounted cash flow analysis), projected financial information, management's estimates, available information, and reasonable and supportable assumptions. These fair value measurements are classified within level 3 of the fair value hierarchy.

The total YFVE purchase price of $293 million was allocated to the Visteon consolidated statement of financial position, as follows:

November 1, 2013
(Dollars in Millions)
Total YFVE purchase price	$293
Cash and equivalents	96
Accounts receivable	75
Inventories	42
Other current assets	60
Property and equipment	42
Equity in net assets of non-consolidated affiliates	31
Intangible assets	105
Other non-current assets	2
Short-term debt	(34)
Accounts payable	(106)
Accrued employee liabilities	(9)
Other current liabilities	(43)
Other non-current liabilities	(19)
Goodwill	$51

In addition to goodwill of $51 million, intangible assets include $89 million, $7 million and $9 million, respectively, for estimated amounts recognized for the fair value of customer-related and developed technology assets, and land use rights. These intangible assets have a weighted average useful life of approximately 10 years, 10 years and 32 years, respectively. Fair value estimates of these intangible assets were based on income approaches utilizing projected financial information, management's estimates, available information, and reasonable and supportable assumptions. The estimated fair values of property and equipment assets were based on a combination of cost and market approaches after considering the highest and best use of the assets. The estimated fair values of other assets and liabilities were based on management's estimates, available information, and reasonable and supportable assumptions. These fair value measurements are classified within level 3 of the fair value hierarchy. Additionally, the pro forma effects of this acquisition would not materially impact the Company's reported results for any period presented, and as a result no pro forma financial information was presented.

Sale of 50% Ownership Interest in Yanfeng

On December 17, 2013, Visteon completed the sale of its 50% ownership interest in Yanfeng for cash proceeds of $928 million (before applicable taxes). In connection with the sale, Visteon recorded a gain of $413 million inclusive of approximately $31 million related to foreign currency translation reclassified from AOCI. Cash received from the sale of the Company's 50% investment in Yanfeng has been classified as net cash provided from investing activities on the Consolidated Statement of Cash Flows for the year ended December 31, 2013.